                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-8031

                        Seligman Value Fund Series, Inc.
                          Seligman Small-Cap Value Fund
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 850-1864

Date of fiscal year end:                    12/31

Date of reporting period:                   6/30/03

                                   FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

                  Seligman Small-Cap Value Fund
                  Mid-Year Report June 30, 2003

     Seligman
       Small-Cap Value Fund

Mid-Year Report June 30, 2003 A Value Approach to Seeking the Capital Appreciation Potential of Smaller Companies

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end equity investment company —Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Performance Overview	2

Portfolio Overview	5

Portfolio of Investments	7

Statement of Assets
and Liabilities	10

Statement of
Operations	11

Statements of
Changes in Net Assets	12

Notes to Financial
Statements	13

Financial Highlights	18

Board of Directors and
Executive Officers	23

Glossary of
Financial Terms	24

For More Information	back
cover

To The Shareholders

Your mid-year shareholder report for Seligman Small-Cap Value Fund follows this letter. This report contains performance information, as well as the Fund’s investment results and financial statements, including a portfolio of investments.

For the six months ended June 30, 2003, the Fund posted a total return of 18.23% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Small-Cap Value Funds Average, returned 14.09%, and the Russell 2000 Value Index returned 16.49%.

We appreciate your continued support of Seligman Small-Cap Value Fund and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 15, 2003

Performance Overview (unaudited)

Growth of an Assumed $10,000 Investment

Class A Shares
April 25, 1997† to June 30, 2003

Class B Shares
April 25, 1997† to June 30, 2003

Class C Shares
May 27, 1999† to June 30, 2003

Class D Shares
April 25, 1997† to June 30, 2003

Class I Shares
November 30, 2001† to June 30, 2003

Class R Shares
April 30, 2003† to June 30, 2003

These charts reflect the growth of a hypothetical $10,000 investment since inception for Class A, Class B, Class C, Class D, Class I and Class R shares, assuming that all applicable sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Since the measured periods vary, the charts are plotted using different scales and are not comparable.

The stocks of smaller companies may be subject to above-average price fluctuations. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the possible loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively
**	Excludes the effect of the 1% CDSC.
†	Inception date.

Performance Overview (unaudited)

Investment Results

Total Returns
For Periods Ended June 30, 2003

			Average Annual

					Class A, B
	Class R				and D	Class C	Class I
	Since				Since	Since	Since
	Inception	Six			Inception	Inception	Inception
	4/30/03*	Months*	One Year	Five Years	4/25/97	5/27/99	11/30/01

Class A**

With Sales Charge	n/a	12.60%	(5.97)%	3.43%	7.09%	n/a	n/a

Without Sales Charge	n/a	18.23	(1.30)	4.45	7.95	n/a	n/a

Class B**

With CDSC†	n/a	12.79	(6.97)	3.34	n/a	n/a	n/a

Without CDSC	n/a	17.79	(2.07)	3.69	7.18	n/a	n/a

Class C**

With Sales Charge
and CDSCØ	n/a	15.66	(4.01)	n/a	n/a	7.29%	n/a

Without Sales Charge
and CDSC	n/a	17.79	(2.07)	n/a	n/a	7.55	n/a

Class D**

With 1% CDSC	n/a	16.79	(3.05)	n/a	n/a	n/a	n/a

Without CDSC	n/a	17.79	(2.07)	3.69	7.18	n/a	n/a

Class I**	n/a	18.53	(0.61)	n/a	n/a	n/a	3.28%

Class R**

With 1% CDSC	9.52%	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	10.52	n/a	n/a	n/a	n/a	n/a	n/a

Lipper Small-Cap
Value Funds Average***	11.55	14.09	(3.27)	6.02	8.48 ††	9.26	5.50

Russell 2000
Value Index*** 12.08		16.49	(3.80)	4.98	9.54	8.84	5.90

Net Asset Value Per Share
	6/30/03	12/31/02	6/30/02

Class A	$11.35	$9.60	$11.50

Class B	10.86	9.22	11.09

Class C	10.86	9.22	11.09

Class D	10.86	9.22	11.09

Class I	11.45	9.66	11.52

Class R	11.35	n/a	n/a

Capital Gain Information Per Share‡
For the Six Months Ended June 30, 2003

Realized	$0.128

Unrealized	0.473	‡‡

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the

(Continued on next page.)

Performance Overview (unaudited)
(Continued from page 3.)
redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager reimbursed certain expenses in 2002 and 2001. Absent such reimbursements, returns that include these periods would be lower.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.
*** The Lipper Small-Cap Value Funds Average and the Russell 2000 Value Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of taxes and sales charges. The Russell 2000 Value Index also excludes the effect of fees. The Lipper Small-Cap Value Funds Average measures the performance of mutual funds which invest primarily in value stocks with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Value Index consists of small-company value stocks. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	From April 24, 1997.
‡	Information does not reflect effect of capital loss carryforwards that are available to offset these and future net realized capital gains. See Note 6 to Financial Statements.
‡‡	Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2003.
Ø	The CDSC is 1% for periods of 18 months or less.

Portfolio Overview (unaudited)

Diversification of Net Assets
June 30, 2003

				Percent of Net Assets

				June 30,	December 31,
	Issues	Cost	Value	2003	2002

Common Stocks:

Aerospace and Defense	1	$2,279,774	$5,332,800	2.6	2.7

Chemicals	5	22,202,596	20,048,400	9.6	9.3

Commercial Services and Supplies	3	15,496,845	11,572,361	5.5	6.3

Consumer Staples	4	11,833,925	16,304,000	7.8	9.0

Containers and Packaging	1	4,487,893	4,166,400	2.0	2.9

Energy	2	9,971,636	11,073,600	5.3	8.4

Financials	4	12,811,711	16,130,400	7.7	9.0

Health Care Equipment and Supplies	1	3,975,735	4,981,700	2.4	2.9

Health Care Providers and Services	3	9,560,595	15,978,300	7.7	5.1

Household Durables	2	4,839,019	9,320,100	4.5	6.6

Machinery	4	19,827,845	16,915,900	8.1	7.0

Media	1	6,090,099	3,482,700	1.7	2.1

Paper and Forest Products	1	5,538,584	4,119,500	2.0	2.5

Pharmaceuticals and Biotechnology	4	26,149,648	18,793,440	9.0	7.8

Real Estate	1	3,698,729	2,608,480	1.3	1.6

Retailing	4	15,153,695	20,731,200	9.9	8.5

Semiconductors and
Semiconductor Equipment	2	12,047,552	11,279,000	5.4	5.4

Technology Hardware and Equipment	1	4,088,751	5,502,000	2.6	2.3

Transportation	2	9,670,748	10,307,650	4.9	1.4

	46	199,725,380	208,647,931	100.0	100.8

Short-Term Holding and
Other Assets Less Liabilities	1	5,207	5,207	—	(0.8)

Net Assets	47	$199,730,587	$208,653,138	100.0	100.0

Largest Industries
June 30, 2003

Portfolio Overview (unaudited)

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Sotheby’s Holdings (Class A)*	Smith International**

Hanover Compressor*	Equitable Resources**

J.B. Hunt Transport Services*	Fresh Del Monte Produce**

Select Medical*	Clayton Homes**

AGCO*	Reader’s Digest Association**

Lyondell Chemical*	Trimble Navigation

Loews-Carolina Group*	Bunge

Agere Systems (Class A)	W.R. Berkley

Brink’s	Edwards Lifesciences

Montpelier Re Holdings	Harman International Industries

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2003

Security	Value	Percent of Net Assets

Agere Systems (Class A)	$7,223,000	3.5

Protein Design Labs	6,830,600	3.3

Urban Outfitters	6,491,700	3.1

Eon Labs	6,224,265	3.0

Select Medical	6,207,500	3.0

Hanover Compressor	5,650,000	2.7

Fred’s	5,598,000	2.7

Minerals Technologies	5,595,900	2.7

Continental Airlines	5,538,900	2.7

Trimble Navigation	5,502,000	2.6

Portfolio of Investments (unaudited)
June 30, 2003

	Shares	Value
Common Stocks 100.0%

Aerospace and Defense 2.6%

Cubic	240,000	$5,332,800

Chemicals 9.6%

Crompton	450,000	3,172,500

Lyondell Chemical	180,000	2,435,400

Minerals Technologies	115,000	5,595,900

NOVA Chemicals (Canada)	240,000	4,569,600

Olin	250,000	4,275,000

		20,048,400

Commercial Services and Supplies 5.5%

Brink’s	235,440	3,430,361

Korn/Ferry International	500,000	4,050,000

Sotheby’s Holdings (Class A)*	550,000	4,092,000

		11,572,361

Consumer Staples 7.8%

American Italian Pasta*	100,000	4,165,000

Bunge	150,000	4,290,000

Constellation Brands (Class B)*	170,000	5,338,000

Loews-Carolina Group	93,000	2,511,000

		16,304,000

Containers and Packaging 2.0%

Smurfit-Stone Container*	320,000	4,166,400

Energy 5.3%

Hanover Compressor*	500,000	5,650,000

Universal Compression Holdings*	260,000	5,423,600

		11,073,600

Financials 7.7%

W.R. Berkley	100,000	5,270,000

Commercial Federal	180,000	3,816,000

Montpelier Re Holdings*	121,000	3,823,600

The PMI Group	120,000	3,220,800

		16,130,400

Health Care Equipment and Supplies 2.4%

Edwards Lifesciences*	155,000	4,981,700

Health Care Providers and Services 7.7%

Apria Healthcare Group*	190,000	4,727,200

Oxford Health Plans*	120,000	5,043,600

Select Medical*	250,000	6,207,500

		15,978,300

See footnotes on page 9.

Portfolio of Investments (unaudited)
June 30, 2003

	Shares	Value
Household Durables 4.5%

Furniture Brands International*	160,000	$4,176,000

Harman International Industries	65,000	5,144,100

		9,320,100

Machinery 8.1%

AGCO*	170,000	2,903,600

Mueller Industries*	150,000	4,066,500

Navistar International*	160,000	5,220,800

Stewart & Stevenson Services	300,000	4,725,000

		16,915,900

Media 1.7%

Cadmus Communications	390,000	3,482,700

Paper and Forest Products 2.0%

Bowater	110,000	4,119,500

Pharmaceuticals and Biotechnology 9.0%

Enzon*	235,000	2,938,675

Eon Labs*	176,200	6,224,265

Pharmacopeia*	340,000	2,799,900

Protein Design Labs*	490,000	6,830,600

		18,793,440

Real Estate 1.3%

Innkeepers USA Trust	383,600	2,608,480

Retailing 9.9%

American Eagle Outfitters*	300,000	5,434,500

Fred’s	150,000	5,598,000

Urban Outfitters*	180,000	6,491,700

The Wet Seal (Class A)*	300,000	3,207,000

		20,731,200

Semiconductors and Semiconductor Equipment 5.4%

Agere Systems (Class A)*	3,100,000	7,223,000

Skyworks Solutions	600,000	4,056,000

		11,279,000

Technology Hardware and Equipment 2.6%

Trimble Navigation*	240,000	5,502,000

Transportation 4.9%

Continental Airlines*	370,000	5,538,900

J.B. Hunt Transport Services*	125,000	4,768,750

		10,307,650

Total Common Stocks (Cost $199,725,380)		208,647,931

See footnotes on page 9.

Portfolio of Investments (unaudited)
June 30, 2003

	Principal Amount	Value
Repurchase Agreement 0.5%

State Street Bank & Trust, 0.93%, dated 6/30/2003,
maturing 7/1/2003 in the amount of $1,000,026,
collateralized by: $885,000 US Treasury Bonds 10%,
5/15/2010, with a fair market value of $1,035,450
(Cost $1,000,000)	$1,000,000	$1,000,000

Total Investments (Cost $200,725,380) 100.5%		209,647,931

Other Assets Less Liabilities (0.5)%		(994,793)

Net Assets 100.0%		$208,653,138

* Non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
June 30, 2003

Assets:

Investments, at value:

Common stocks (cost $199,725,380)	$208,647,931

Repurchase agreement (cost $1,000,000)	1,000,000	$209,647,931

Cash		14,929

Receivable for Capital Stock sold		808,870

Receivable for dividends and interest		64,534

Expenses prepaid to shareholder servicing agent		100,969

Other		70,603

Total Assets		210,707,836

Liabilities:

Payable for Capital Stock repurchased		1,283,717

Payable for securities purchased		397,417

Management fee payable		174,608

Distribution and service fees payable		124,699

Accrued expenses and other		74,257

Total Liabilities		2,054,698

Net Assets		$208,653,138

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
18,870,935 shares outstanding):

Class A		$7,015

Class B		6,313

Class C		2,084

Class D		3,032

Class I		427

Additional paid-in capital		210,026,045

Accumulated net investment loss		(1,385,712)

Accumulated net realized loss		(8,928,617)

Net unrealized appreciation of investments		8,922,551

Net Assets		$208,653,138

Net Asset Value per Share:

Class A ($79,636,988 ÷ 7,014,873 shares)		$11.35

Class B ($68,565,205 ÷ 6,313,350 shares)		$10.86

Class C ($22,637,016 ÷ 2,084,205 shares)		$10.86

Class D ($32,923,035 ÷ 3,031,504 shares)		$10.86

Class I ($4,889,237 ÷ 426,857 shares)		$11.45

Class R ($1,657 ÷ 146 shares)		$11.35

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2003

Investment Income:

Dividends (net of foreign taxes withheld of $5,043)	$710,566

Interest	2,385

Total Investment Income	712,951

Expenses:

Management fees	914,926

Distribution and service fees	638,519

Shareholder account services	432,332

Custody and related services	35,485

Registration	29,154

Auditing and legal fees	20,766

Shareholder reports and communications	7,295

Directors’ fees and expenses	5,615

Miscellaneous	11,260

Total Expenses	2,095,352

Net Investment Loss	(1,382,401)

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	2,416,731

Net change in unrealized depreciation of investments	29,379,814

Net Gain on Investments	31,796,545

Increase in Net Assets From Operations	$30,414,144

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months	Year Ended
	Ended	December 31,
	June 30, 2003	2002

Operations:

Net investment loss	$(1,382,401)	$(3,462,629)

Net realized gain on investments	2,416,731	2,069,369

Net change in unrealized appreciation/depreciation of investments	29,379,814	(46,777,492)

Increase (Decrease) in Net Assets From Operations	30,414,144	(48,170,752)

Capital Share Transactions:

Net proceeds from sales of shares	14,878,440	59,323,633

Exchanged from associated funds	11,210,539	88,728,034

Total	26,088,979	148,051,667

Cost of shares repurchased	(23,061,301)	(46,556,739)

Exchanged into associated funds	(12,451,874)	(57,248,322)

Total	(35,513,175)	(103,805,061)

Increase (Decrease) in Net Assets from Capital Share Transactions	(9,424,196)	44,246,606

Increase (Decrease) in Net Assets	20,989,948	(3,924,146)

Net Assets:

Beginning of period	187,663,190	191,587,336

End of Period (net of accumulated net investment
loss of $1,385,712 and $3,311, respectively)	$208,653,138	$187,663,190

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Multiple Classes of Shares — Seligman Small-Cap Value Fund (the “Fund”), a series of Seligman Value Fund Series, Inc., (the “Series”) offers the following six classes of shares:
Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than a sale of 146 shares to Seligman Advisors, Inc. (the “Distributor”) for $1,500. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Notes to Financial Statements (unaudited)

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

e.	Distributions to Shareholders — The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2003, amounted to $24,430,794 and $36,793,041, respectively.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $41,367,874 and $32,445,323, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc., agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $5,154 from sales of Class A shares. Commissions of $41,001 and $18,398 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2003, fees incurred under the Plan aggregated $83,244, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of

Notes to Financial Statements (unaudited)

the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended June 30, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C and Class D shares, amounted to $308,498, $98,417 and $148,359, respectively. For the period April 30, 2003 to June 30, 2003, fees incurred in respect of Class R shares were $1, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D and Class R shares occurring within one year of purchase. For the six months ended June 30, 2003, such charges amounted to $15,871.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2003, amounted to $6,881.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2003, Seligman Services, Inc. received commissions of $675 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $4,684, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $432,332 for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data

Notes to Financial Statements (unaudited)

Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2003, the Series’ potential obligation under the Guaranties is $445,500. As of June 30, 2003, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2003, of $3,708 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $420 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility may be increased to a maximum of $535 million prior to September 30, 2003 at the request of the participating funds to add additional banks to or increase the commitments of existing banks in the facility. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2003, the Fund did not borrow from the credit facility.

6.	Capital Loss Carryforward — At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $11,345,348, which is available for offset against future taxable net capital gains, expiring in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforward.

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Six Months Ended		Year Ended
	June 30, 2003		December 31, 2002

Class A	Shares	Amount	Shares	Amount

Sales of shares	875,336	$8,974,657	2,388,531	$26,136,164

Exchanged from associated funds	653,766	6,676,855	4,062,891	45,721,854

Total	1,529,102	15,651,512	6,451,422	71,858,018

Shares repurchased	(1,013,165)	(9,954,046)	(1,946,559)	(20,558,509)

Exchanged into associated funds	(594,646)	(5,494,891)	(3,246,011)	(34,807,206)

Transfer to Class I	—	—	(202,601)	(2,281,288)

Total	(1,607,811)	(15,448,937)	(5,395,171)	(57,647,003)

Increase (decrease)	(78,709)	$202,575	1,056,251	$14,211,015

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	June 30, 2003		December 31, 2002

Class B	Shares	Amount	Shares	Amount

Sales of shares	161,563	$1,536,123	1,145,401	$12,789,861

Exchanged from associated funds	267,923	2,685,443	2,238,038	25,121,087

Total	429,486	4,221,566	3,383,439	37,910,948

Shares repurchased	(722,537)	(6,751,141)	(1,252,448)	(12,662,640)

Exchanged into associated funds	(481,166)	(4,359,906)	(1,358,897)	(13,388,363)

Total	(1,203,703)	(11,111,047)	(2,611,345)	(26,051,003)

Increase (decrease)	(774,217)	$(6,889,481)	772,094	$11,859,945

Class C	Shares	Amount	Shares	Amount

Sales of shares	190,163	$1,953,693	1,111,869	$12,580,715

Exchanged from associated funds	87,369	871,245	450,028	5,042,015

Total	277,532	2,824,938	1,561,897	17,622,730

Shares repurchased	(292,542)	(2,742,500)	(477,654)	(4,865,420)

Exchanged into associated funds	(105,122)	(961,429)	(401,065)	(4,015,357)

Total	(397,664)	(3,703,929)	(878,719)	(8,880,777)

Increase (decrease)	(120,132)	$(878,991)	683,178	$8,741,953

Class D	Shares	Amount	Shares	Amount

Sales of shares	179,490	$1,711,572	523,714	$5,627,390

Exchanged from associated funds	101,446	976,996	1,145,868	12,843,078

Total	280,936	2,688,568	1,669,582	18,470,468

Shares repurchased	(369,393)	(3,452,728)	(803,668)	(8,090,288)

Exchanged into associated funds	(171,643)	(1,635,648)	(508,569)	(5,037,396)

Total	(541,036)	(5,088,376)	(1,312,237)	(13,127,684)

Increase (decrease)	(260,100)	$(2,399,808)	357,345	$5,342,784

Class I	Shares	Amount	Shares	Amount

Sales of shares	69,897	$700,895	199,348	$2,189,503

Transfer from Class A	—	—	202,601	2,281,288

Total	69,897	700,895	401,949	4,470,791

Shares repurchased	(17,285)	(160,886)	(37,157)	(379,882)

Increase	52,612	$540,009	364,792	$4,090,909

	April 30, 2003* to
	June 30, 2003

Class R	Shares	Amount

Sales of shares	146	$1,500

Shares repurchased	—	—

Increase	146	$1,500

* Commencement of offering of shares.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$9.60	$11.63	$10.01	$7.91	$7.87	$9.73

Income (Loss) from Investment Operations:

Net investment loss	(0.05)	(0.12)	(0.10)	(0.09)	(0.07)	(0.09)

Net realized and unrealized gain (loss)
on investments	1.80	(1.91)	1.72	2.19	0.15	(1.74)

Total from Investment Operations	1.75	(2.03)	1.62	2.10	0.08	(1.83)

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.04)	(0.03)

Net Asset Value, End of Period	$11.35	$9.60	$11.63	$10.01	$7.91	$7.87

Total Return:	18.23%	(17.45)%	16.18%	26.55%	1.00%	(18.81)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$79,637	$68,082	$70,241	$46,807	$40,678	$60,383

Ratio of expenses to average net assets	1.85%†	1.88%	1.75%	1.96%	1.86%	1.69%

Ratio of net investment loss to average
net assets	(1.07)%†	(1.16)%	(0.91)%	(1.08)%	(0.92)%	(0.98)%

Portfolio turnover rate	13.11%	32.45%	38.37%	40.65%	41.48%	30.06%

See footnotes on page 22.

Financial Highlights (unaudited)

CLASS B

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$9.22	$11.26	$9.76	$7.76	$7.78	$9.69

Income (Loss) from Investment Operations:

Net investment loss	(0.08)	(0.20)	(0.17)	(0.15)	(0.14)	(0.15)

Net realized and unrealized gain (loss)
on investments	1.72	(1.84)	1.67	2.15	0.16	(1.73)

Total from Investment Operations	1.64	(2.04)	1.50	2.00	0.02	(1.88)

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.04)	(0.03)

Net Asset Value, End of Period	$10.86	$9.22	$11.26	$9.76	$7.76	$7.78

Total Return:	17.79%	(18.12)%	15.37%	25.77%	0.24%	(19.41)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$68,565	$65,317	$71,088	$43,486	$46,030	$71,875

Ratio of expenses to average net assets	2.60%†	2.63%	2.50%	2.71%	2.61%	2.44%

Ratio of net investment loss to average
net assets	(1.82)%†	(1.91)%	(1.66)%	(1.82)%	(1.67)%	(1.73)%

Portfolio turnover rate	13.11%	32.45%	38.37%	40.65%	41.48%	30.06%

See footnotes on page 22.

Financial Highlights (unaudited)

CLASS C

	Six Months	Year Ended December 31,
	Ended				5/27/99* to
	6/30/03	2002	2001	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$9.22	$11.26	$9.76	$7.76	$8.10

Income (Loss) from Investment Operations:

Net investment loss	(0.08)	(0.20)	(0.17)	(0.16)	(0.07)

Net realized and unrealized gain (loss)
on investments	1.72	(1.84)	1.67	2.16	(0.23)

Total from Investment Operations	1.64	(2.04)	1.50	2.00	(0.30)

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.04)

Net Asset Value, End of Period	$10.86	$9.22	$11.26	$9.76	$7.76

Total Return:	17.79%	(18.12)%	15.37%	25.77%	(3.72)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$22,637	$20,316	$17,123	$5,114	$1,254

Ratio of expenses to average net assets	2.60%†	2.63%	2.50%	2.71%	2.69%†

Ratio of net investment loss to average
net assets	(1.82)%†	(1.91)%	(1.66)%	(1.82)%	(1.65)%†

Portfolio turnover rate	13.11%	32.45%	38.37%	40.65%	41.48%††

See footnotes on page 22.

Financial Highlights (unaudited)

CLASS D

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$9.22	$11.26	$9.76	$7.76	$7.78	$9.69

Income (Loss) from Investment Operations:

Net investment loss	(0.09)	(0.20)	(0.17)	(0.15)	(0.13)	(0.15)

Net realized and unrealized gain (loss)
on investments	1.73	(1.84)	1.67	2.15	0.15	(1.73)

Total from Investment Operations	1.64	(2.04)	1.50	2.00	0.02	(1.88)

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.04)	(0.03)

Net Asset Value, End of Period	$10.86	$9.22	$11.26	$9.76	$7.76	$7.78

Total Return:	17.79%	(18.12)%	15.37%	25.77%	0.24%	(19.41)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$32,923	$30,335	$33,025	$21,565	$24,936	$45,384

Ratio of expenses to average net assets	2.60%†	2.63%	2.50%	2.71%	2.61%	2.44%

Ratio of net investment loss to average
net assets	(1.82)%†	(1.91)%	(1.66)%	(1.82)%	(1.67)%	(1.73)%

Portfolio turnover rate	13.11%	32.45%	38.37%	40.65%	41.48%	30.06%

See footnotes on page 22.

Financial Highlights (unaudited)

CLASS I					CLASS R

	Six Months	Year Ended	11/30/01*		4/30/03*
	Ended	December 31,	to		to
	6/30/03	2002	12/31/01		6/30/03

Per Share Data:

Net Asset Value, Beginning of Period	$9.66	$11.63	$10.88		$10.27

Income (Loss) from Investment Operations:

Net investment loss	(0.03)	(0.06)	—		(0.02)

Net realized and unrealized gain (loss)
on investments	1.82	(1.91)	0.75		1.10

Total from Investment Operations	1.79	(1.97)	0.75		1.08

Net Asset Value, End of Period	$11.45	$9.66	$11.63		$11.35

Total Return:	18.53%	(16.94)%	6.89%			10.52%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$4,889	$3,613	$110		$2

Ratio of expenses to average net assets	1.33%†	1.26%	1.22	%†	1.95	%†

Ratio of net investment loss to average
net assets	(0.55)%†	(0.54)%	(0.75	)%†	(1.09	)%†

Portfolio turnover rate	13.11%	32.45%	38.37	%†††	13.11	%ø

Without expense reimbursement:**

Ratio of expenses to average net assets		1.30%	1.93	%†

Ratio of net investment loss to average net assets		(0.58)%	(1.46	)%†

* Commencement of offering of shares.
** The Manager, at its discretion, reimbursed expenses for certain periods presented.
† Annualized.
†† For the year ended December 31, 1999.
††† For the year ended December 31, 2001.
ø For the six months ended June 30, 2003.
See Notes to Financial Statements.

Board of Directors

Robert B. Catell 3, 4	William C. Morris 1

• Chairman and Chief Executive Officer,	• Chairman of the Board,
KeySpan Corporation	J. & W. Seligman & Co. Incorporated
• Chairman, Carbo Ceramics Inc.
John R. Galvin 2, 4
Leroy C. Richie 2, 4
• Dean Emeritus,
Fletcher School of Law and Diplomacy at	• Chairman and CEO, Q Standards Worldwide,
Tufts University	Inc.
• Director, Kerr-McGee Corporation
Paul C. Guidone 1
Robert L. Shafer 3, 4
• Chief Investment Officer,
J. & W. Seligman & Co. Incorporated	• Retired Vice President, Pfizer Inc.

Alice S. Ilchman 3, 4	James N. Whitson 2, 4

• President Emerita, Sarah Lawrence College	• Director, C-SPAN
• Trustee, Committee for Economic	• Director, CommScope, Inc.
Development
Brian T. Zino 1
Frank A. McPherson 3, 4
• President, J. & W. Seligman & Co.
• Director, ConocoPhillips	Incorporated
• Director, Integris Health	• Chairman, Seligman Data Corp.
• Chairman, ICI Mutual Insurance Company
John E. Merow 2, 4	• Member of the Board of Governors,
Investment Company Institute
• Director, Commonwealth Industries, Inc.
• Trustee, New York-Presbyterian Hospital
• Retired Chairman and Senior Partner,	Member: 1 Executive Committee
Sullivan & Cromwell LLP	2 Audit Committee
3 Director Nominating Committee
Betsy S. Michel 2, 4	4 Board Operations Committee

• Trustee, The Geraldine R. Dodge Foundation

Executive Officers

William C. Morris	Thomas G. Rose

Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel

President and Chief Executive Officer	Vice President and Treasurer

Neil T. Eigen	Frank J. Nasta

Vice President	Secretary

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semian-nual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002
Mutual Fund Fact Book and the AICPA Audit and Accounting
Guide: Audits of Investment Companiesdated May 1, 2001.

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
10017 100 Park Avenue • New York, NY
www.seligman.com
(on-line account information available)

General Counsel
Sullivan & Cromwell LLP

Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

This report is intended only for the information of sharehold-
ers or those who have received the offering prospectus cover-
ing shares of Capital Stock of Seligman Small-Cap Value
Fund, Inc., which contains information about the sales
charges, management fee, and other costs. Please read the                           EQVSC3 6/03
prospectus carefully before investing or sending money.

ITEM 2.  CODE OF ETHICS.
                  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
                  Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
                  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
                  Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
                  Not applicable.

ITEM 8. [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submission Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)  The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)  Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of
     1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN SMALL-CAP VALUE FUND

By:      /S/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    August 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:      /S/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    August 22, 2003

By:      /S/ LAWRENCE P. VOGEL
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    August 22, 2003

Seligman Small-Cap Value Fund

EXHIBIT INDEX

         (a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
         Company Act of 1940.

         (b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of
         1940.